	Standalone AT&T
	Supplemental Unaudited Quarterly Financial Information
	Dollars in millions
	Unaudited

	Operating Revenues	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Revenues from Continuing Operations	$35,357	$34,527	$35,407	$37,759	$143,050	$35,877	$35,740	$31,326	$31,095	$134,038	$29,712	$29,643
[A]	Less: Video	(7,407)	(7,021)	(7,014)	(7,168)	(28,610)	(6,725)	(6,639)	(2,149)	—	(15,513)	—	—
[B]	Less: Other dispositions (Held-for-sale)	(369)	(369)	(420)	(256)	(1,414)	(231)	(158)	(64)	—	(453)	—	—
[H]	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136	—	—
	Standalone AT&T Operating Revenues	$27,645	$27,192	$28,038	$30,418	$113,293	$28,983	$29,000	$29,130	$31,095	$118,208	$29,712	$29,643
	Revenue from Continuing Operations Growth Rate Y/Y						1.5%	3.5%	-11.5%	-17.6%	-6.3%	-17.2%	-17.1%
	Standalone AT&T Revenue Growth Rate Y/Y						4.8%	6.6%	3.9%	2.2%	4.3%	2.5%	2.2%

	Operations and Support Expenses	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Operations and Support Expenses from Continuing Operations	$22,369	$23,311	$23,733	$42,742	$112,155	$24,217	$23,739	$20,632	$21,701	$90,289	$19,713	$20,237
[I]	Non-GAAP Adjustments	720	(854)	32	(15,573)	(15,675)	(1)	70	(109)	(86)	(126)	(191)	(924)
	Adjusted Operations and Support Expenses from Continuing Operations	23,089	22,457	23,765	27,169	96,480	24,216	23,809	20,523	21,615	90,163	19,522	19,313
[A]	Less: Video	(6,020)	(5,809)	(5,887)	(6,458)	(24,174)	(5,660)	(5,275)	(1,731)	—	(12,666)	—	—
[B]	Less: Other dispositions (Held-for-sale)	(272)	(268)	(310)	(190)	(1,040)	(194)	(115)	(47)	—	(356)	—	—
[H]	Less: Intercompany eliminations	64	55	65	83	267	62	57	17	—	136	—	—
[D]	Less: Reclassification of allocations for separated businesses	76	86	76	84	322	15	19	16	(4)	46	—	—
[C]	Add: DTV-related retained costs	350	350	350	350	1,400	350	350	117	—	817	—	—
	Standalone AT&T Adjusted Operations and Support Expenses	$17,287	$16,871	$18,059	$21,038	$73,255	$18,789	$18,845	$18,895	$21,611	$78,140	$19,522	$19,313
	Operations and Support Expenses from Continuing Operations Growth Rate Y/Y						8.3%	1.8%	-13.1%	-49.2%	-19.5%	-18.6%	-14.8%
	Adjusted Operations and Support Expenses from Continuing Operations Growth Rate Y/Y						4.9%	6.0%	-13.6%	-20.4%	-6.5%	-19.4%	-18.9%
	Standalone AT&T Adjusted Operations and Support Expenses Growth Rate Y/Y						8.7%	11.7%	4.6%	2.7%	6.7%	3.9%	2.5%

	Depreciation and Amortization Expense	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Depreciation and Amortization Expense from Continuing Operations	$5,705	$5,655	$5,610	$5,553	$22,523	$4,466	$4,429	$4,457	$4,500	$17,852	$4,462	$4,450
[I]	Non-GAAP Adjustments	(913)	(878)	(839)	(811)	(3,441)	(85)	(28)	(28)	(28)	(169)	(27)	(17)
	Adjusted Depreciation and Amortization Expense from Continuing Operations	4,792	4,777	4,771	4,742	19,082	4,381	4,401	4,429	4,472	17,683	4,435	4,433
[A]	Less: Video	(591)	(593)	(557)	(521)	(2,262)	(164)	(148)	(44)	—	(356)	—	—
[B]	Less: Other dispositions (Held-for-sale)	(4)	(4)	(4)	(3)	(15)	—	—	—	—	—	—	—
[C]	Add: DTV-related retained costs	180	180	180	180	720	180	180	60	—	420	—	—
	Standalone AT&T Adjusted Depreciation and Amortization Expense	$4,377	$4,360	$4,390	$4,398	$17,525	$4,397	$4,433	$4,445	$4,472	$17,747	$4,435	$4,433
	Depreciation and Amortization Expense from Continuing Operations Growth Rate Y/Y						-21.7%	-21.7%	-20.6%	-19.0%	-20.7%	-0.1%	0.5%
	Adjusted Depreciation and Amortization Expense from Continuing Operations Growth Rate Y/Y						-8.6%	-7.9%	-7.2%	-5.7%	-7.3%	1.2%	0.7%
	Standalone AT&T Adjusted Depreciation and Amortization Expense Growth Rate Y/Y						0.5%	1.7%	1.3%	1.7%	1.3%	0.9%	0.0%

	Operating Income	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Operating Income from Continuing Operations	$7,283	$5,561	$6,064	$(10,536)	$8,372	$7,194	$7,572	$6,237	$4,894	$25,897	$5,537	$4,956
[I]	Non-GAAP Adjustments	193	1,732	807	16,384	19,116	86	(42)	137	114	295	218	941
	Adjusted Operating Income from Continuing Operations	7,476	7,293	6,871	5,848	27,488	7,280	7,530	6,374	5,008	26,192	5,755	5,897
	Less: Video	(796)	(619)	(570)	(189)	(2,174)	(901)	(1,216)	(374)	—	(2,491)	—	—
	Less: Other dispositions (Held-for-sale)	(93)	(97)	(106)	(63)	(359)	(37)	(43)	(17)	—	(97)	—	—
	Less: Intercompany eliminations	—	—	—	—	—	—	—	—	—	—	—	—
	Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)	—	—
	Add: DTV-related retained costs	(530)	(530)	(530)	(530)	(2,120)	(530)	(530)	(177)	—	(1,237)	—	—
	Standalone AT&T Adjusted Operating Income	$5,981	$5,961	$5,589	$4,982	$22,513	$5,797	$5,722	$5,790	$5,012	$22,321	$5,755	$5,897
	Operating Income from Continuing Operations Growth Rate Y/Y						-1.2%	36.2%	2.9%	146.5%	209.3%	-23.0%	-34.5%
	Adjusted Operating Income Growth Rate Y/Y						-2.6%	3.2%	-7.2%	-14.4%	-4.7%	-20.9%	-21.7%
	Standalone AT&T Adjusted Operating Income Growth Rate Y/Y						-3.1%	-4.0%	3.6%	0.6%	-0.9%	-0.7%	3.1%
	Operating Income Margin from Continuing Operations	20.6%	16.1%	17.1%	-27.9%	5.9%	20.1%	21.2%	19.9%	15.7%	19.3%	18.6%	16.7%
	Adjusted Operating Income Margin	21.1%	21.1%	19.4%	15.5%	19.2%	20.3%	21.1%	20.3%	16.1%	19.5%	19.4%	19.9%
	Standalone AT&T Adjusted Operating Income Margin	21.6%	21.9%	19.9%	16.4%	19.9%	20.0%	19.7%	19.9%	16.1%	18.9%	19.4%	19.9%

	Other Income (Expense)	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Interest expense	$(1,963)	$(1,990)	$(1,923)	$(1,851)	$(7,727)	$(1,823)	$(1,640)	$(1,627)	$(1,626)	$(6,716)	$(1,626)	$(1,502)
	Equity in net income (loss) of affiliates	—	10	29	50	89	(6)	(18)	183	444	603	521	504
	Other income (expense) - net	827	1,161	(211)	(2,865)	(1,088)	4,230	1,206	1,522	2,429	9,387	2,157	2,302
	Other Income (Expense) from Continuing Operations	(1,136)	(819)	(2,105)	(4,666)	(8,726)	2,401	(452)	78	1,247	3,274	1,052	1,304
[I]	Non-GAAP Adjustments	293	(26)	1,225	3,962	5,454	(2,968)	(16)	18	(769)	(3,735)	(545)	(635)
	Adjusted Other Income (Expense) from Continuing Operations	(843)	(845)	(880)	(704)	(3,272)	(567)	(468)	96	478	(461)	507	669
[F]	Less: Estimated interest expense impact of debt redemptions	—	—	—	—	—	371	371	371	371	1,484	371	371
[E]	Add: Estimated equity in net income from DIRECTV investment	971	848	789	497	3,105	746	955	293	—	1,994	—	—
	Standalone AT&T Adjusted Other Income (Expense)	$128	$3	$(91)	$(207)	$(167)	$550	$858	$760	$849	$3,017	$878	$1,040

	Income From Continuing Operations	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Income from Continuing Operations	$4,849	$3,699	$3,204	$(13,274)	$(1,522)	$7,586	$5,969	$5,019	$5,202	$23,776	$5,149	$4,751
[I]	Non-GAAP Adjustments	383	1,330	1,645	17,485	20,843	(2,276)	(307)	153	(764)	(3,194)	(224)	347
	Adjusted Income from Continuing Operations	5,232	5,029	4,849	4,211	19,321	5,310	5,662	5,172	4,438	20,582	4,925	5,098
	Less: Operating Income of Video and Other dispositions	(1,495)	(1,332)	(1,282)	(866)	(4,975)	(1,483)	(1,808)	(584)	4	(3,871)	—	—
	Add: Estimated equity in net income from DIRECTV investment	971	848	789	497	3,105	746	955	293	—	1,994	—	—
	Less: Estimated interest expense impact of debt redemptions	—	—	—	—	—	371	371	371	371	1,484	371	371
[G]	Less: Estimated tax on Video & Other dispositions	(111)	(106)	(94)	(67)	(378)	(73)	(95)	16	75	(76)	74	74
	Add: Adjustment of estimated interest expense impact of debt redemptions	—	—	—	—	—	(297)	(297)	(297)	(297)	(1,187)	(297)	(297)
	Standalone AT&T Adjusted Net Income	4,819	4,651	4,450	3,909	17,829	4,720	4,978	4,939	4,441	19,078	4,925	5,098
	Less: Income from Continuing Operations attributable to Noncontrolling Interest	(361)	(384)	(357)	(368)	(1,470)	(394)	(387)	(356)	(348)	(1,485)	(354)	(380)
	Less: Preferred Stock Dividends	(32)	(52)	(54)	(55)	(193)	(50)	(56)	(50)	(51)	(207)	(48)	(52)
	Adjusted Standalone AT&T Income Attributable to Common Stock	$4,426	$4,215	$4,039	$3,486	$16,166	$4,276	$4,535	$4,533	$4,042	$17,386	$4,523	$4,666

	Earnings from Continuing Operations per share of common stock:1
	Basic	$0.62	$0.46	$0.39	$(1.92)	$(0.45)	$0.99	$0.77	$0.64	$0.67	$3.07	$0.66	$0.60
	Diluted	$0.62	$0.46	$0.39	$(1.92)	$(0.45)	$0.97	$0.76	$0.63	$0.66	$3.02	$0.65	$0.59

[J]	Continuing Operations Adjusted Diluted						$0.68	$0.73	$0.66	$0.56	$2.63	$0.63	$0.65
[J]	Standalone AT&T Adjusted Diluted	$0.61	$0.58	$0.56	$0.50	$2.25	$0.58	$0.64	$0.62	$0.56	$2.41	$0.63	$0.65

	Weighted Average Common Shares Outstanding	7,187	7,145	7,147	7,150	7,157	7,161	7,168	7,171	7,172	7,168	7,184	7,169
	Weighted Average Common Shares Outstanding with Dilution under ASU 2020-06	7,455	7,463	7,465	7,480	7,466	7,482	7,484	7,506	7,541	7,503	7,555	7,611
	Weighted Average Common Shares Outstanding with Dilution under historical	7,214	7,170	7,173	7,176	7,183	7,188	7,200	7,202	7,204	7,199	7,217	7,212

[1] Earnings per share from continuing operations is calculated using Income from Continuing Operations, less Income from Continuing Operations Attributable to Noncontrolling Interest and Preferred Stock Dividends divided by the weighted average common shares outstanding for the period.

EBITDA[2]	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
Net Income from Continuing Operations	$4,849	$3,699	$3,204	$(13,274)	$(1,522)	$7,586	$5,969	$5,019	$5,202	$23,776	$5,149	$4,751
Additions:
Income Tax Expense (Benefit)	1,298	1,043	755	(1,928)	1,168	2,009	1,151	1,296	939	5,395	1,440	1,509
Interest Expense	1,963	1,990	1,923	1,851	7,727	1,823	1,640	1,627	1,626	6,716	1,626	1,502
Equity in Net Income (Loss) of Affiliates	—	(10)	(29)	(50)	(89)	6	18	(183)	(444)	(603)	(521)	(504)
Other (Income) Expense - net	(827)	(1,161)	211	2,865	1,088	(4,230)	(1,206)	(1,522)	(2,429)	(9,387)	(2,157)	(2,302)
Depreciation and amortization	5,705	5,655	5,610	5,553	22,523	4,466	4,429	4,457	4,500	17,852	4,462	4,450
EBITDA	12,988	11,216	11,674	(4,983)	30,895	11,660	12,001	10,694	9,394	43,749	9,999	9,406
Non-GAAP Adjustments	(720)	854	(32)	15,573	15,675	1	(70)	109	86	126	191	924
Adjusted EBITDA	12,268	12,070	11,642	10,590	46,570	11,661	11,931	10,803	9,480	43,875	10,190	10,330
Less: Video	(1,387)	(1,212)	(1,127)	(710)	(4,436)	(1,065)	(1,364)	(418)	—	(2,847)	—	—
Less: Other dispositions (Held-for-sale)	(97)	(101)	(110)	(66)	(374)	(37)	(43)	(17)	—	(97)	—	—
Less: Intercompany eliminations	—	—	—	—	—	—	—	—	—	—	—	—
Less: Reclassification of allocations for separated businesses	(76)	(86)	(76)	(84)	(322)	(15)	(19)	(16)	4	(46)	—	—
Add: DTV-related retained costs	(350)	(350)	(350)	(350)	(1,400)	(350)	(350)	(117)	—	(817)	—	—
Standalone AT&T Adjusted EBITDA	$10,358	$10,321	$9,979	$9,380	$40,038	$10,194	$10,155	$10,235	$9,484	$40,068	$10,190	$10,330
Adjusted EBITDA Growth Rate Y/Y						-4.9%	-1.2%	-7.2%	-10.5%	-5.8%	-12.6%	-13.4%
Standalone AT&T Adjusted EBITDA Growth Rate Y/Y						-1.6%	-1.6%	2.6%	1.1%	0.1%	0.0%	1.7%
Adjusted EBITDA Margin	34.7%	35.0%	32.9%	28.0%	32.6%	32.5%	33.4%	34.5%	30.5%	32.7%	34.3%	34.8%
Standalone AT&T Adjusted EBITDA Margin	37.5%	38.0%	35.6%	30.8%	35.3%	35.2%	35.0%	35.1%	30.5%	33.9%	34.3%	34.8%

2 EBITDA is operating income before depreciation and amortization. It excludes depreciation and amortization, interest expense, other income (expense) - net and income taxes from net income.

	Free Cash Flow ($B)[3]	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Net cash provided by operating activities from Continuing Operations	$9.6	$10.2	$9.3	$8.1	$37.2	$7.6	$7.7
	Add: Distributions from DIRECTV classified as investing activities	—	—	—	1.3	1.3	1.3	0.3
	Less: Capital expenditures	(3.9)	(3.7)	(4.5)	(3.5)	(15.6)	(4.6)	(4.9)
	Less: Cash paid vendor financing	(1.7)	(1.3)	(1.0)	(0.6)	(4.6)	(1.6)	(1.8)
	Free Cash Flow from Continuing Operations	4.0	5.2	3.8	5.3	18.3	2.8	1.4
[E]	Add: Estimated equity in net income from DIRECTV investment	—	—	0.7	—	0.7	—	—
	Standalone AT&T Free Cash Flow	$4.0	$5.2	$4.5	$5.3	$19.0	$2.8	$1.4
	[3] May not foot due to rounding. Historical presentation may differ due insignificant reclasses between continuing and discontinued operations.

	NOTES

[A]	Video business results as reported in AT&T's consolidated financial results; quarters ended 2021 include retained depreciation on assets supporting U-verse products.
[B]	Other dispositions include the held-for-sale businesses, Crunchyroll, Government Solutions and operations in Puerto Rico that do not meet the requirements for presentation in discontinued operations.
[C]	After the DIRECTV transaction, we expect to retain incurred operations and support costs in the range of ~$500M per quarter and depreciation of network infrastructure that provides both U-verse video and broadband services to customers of ~$150M per quarter, of which approximately 60% will be received from DIRECTV through transition service agreements and commercial arrangements. These estimated net retained costs have been applied to prior periods for comparability.
[D]	Adjustment to reflect AT&T's first-quarter 2022 reclassification of certain administrative costs borne by AT&T where the business units did not influence decision making. These costs are not expected to continue in standalone AT&T.
[E]	Estimated equity in net income of affiliates from DIRECTV. Calculated at 70% of Video EBITDA, which excludes the noncash depreciation and amortization of fair value accretion expected to result from DIRECTV’s revaluation of assets and purchase price allocation.
[F]	Reflects the use of proceeds to pay down approximately $39.0 billion of borrowings and the resulting reduction to interest expense. The estimated impact of interest expense reduction was determined using the weighted-average interest rate of AT&T’s long-term debt portfolio, including credit agreement borrowings and the impact of derivatives, of 3.8%. This adjustment is required for forma financial information prepared in accordance with Article 11 of Regulation S-X.
[G]	Estimated tax impact of pro forma and other adjustments at AT&T's adjusted effective tax rate.
[H]	Under GAAP, AT&T removed transactions involving dealing between segments, including advertising arrangements with Video.
[I]	Non-GAAP Adjustments:	3/31/20	6/30/20	9/30/20	12/31/20	2020	3/31/21	6/30/21	9/30/21	12/31/21	2021	3/31/22	6/30/22
	Transaction and other costs	$23	$35	$29	$25	$112	$35	$—	$8	$(3)	$40	$98	$185
	Employee separation costs and benefit-related (gain) loss	129	748	(61)	(37)	779	(34)	(70)	(3)	(20)	(127)	93	108
	Asset impairments and abandonments and restructuring	28	71	—	15,585	15,684	—	—	104	109	213	—	631
	Gain on spectrum transaction	(900)	—	—	—	(900)	—	—	—	—	—	—	—
	Adjustments to Operations and Support Expenses/ EBITDA	(720)	854	(32)	15,573	15,675	1	(70)	109	86	126	191	924
	Amortization of intangible assets	913	878	839	797	3,427	85	28	28	28	169	27	17
	Impairments	—	—	—	14	14	—	—	—	—	—	—	—
	Adjustments to Operating Income	193	1,732	807	16,384	19,116	86	(42)	137	114	295	218	941
	Other income (expense) net	293	(26)	1,225	3,962	5,454	(2,968)	(16)	18	(769)	(3,735)	(545)	(635)
	Tax impact of adjustments and discrete items	(103)	(376)	(387)	(2,861)	(3,727)	606	(249)	(2)	(109)	246	103	41
	Adjustments to Net Income	$383	$1,330	$1,645	$17,485	$20,843	$(2,276)	$(307)	$153	$(764)	$(3,194)	$(224)	$347

[J]	As of January 1, 2022, we adopted, through retrospective application, Accounting Standards Update (ASU) No. 2020-06, which requires that instruments which may be settled in cash or stock to be presumed settled in stock in calculating diluted EPS. While our intent is to settle the Mobility II preferred interests in cash, the ability to settle this instrument in AT&T shares will result in additional dilutive impact, the magnitude of which is influenced by the fair value of the Mobility II preferred interests and the average AT&T common stock price during the reporting period, which could vary from period-to-period. For these reasons, we have excluded the impact of ASU 2020-06 from our adjusted EPS calculation.